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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 (Registration No. 333-46374) of our report dated February 22, 2000 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

/s/  ARTHUR ANDERSEN LLP

Houston, Texas
October 25, 2000